October 23, 1997

BANCAMERICA ROBERTSON STEPHENS
555 California Street
San Francisco, California  94104



        THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of October 23, 1997 between CareMatrix Corporation, a Delaware corporation (the "Company"), and you in consideration of the Securities Loan Agreement of even date herewith. Reference is made to the Securities Loan Agreement of even date herewith (the "Securities Loan Agreement"), by and among BancAmerica Robertson Stephens (the "Borrower"), American Securities Transfer & Trust, Inc., not in its individual capacity, but solely as Custodian under the Custodian Agreement dated as of the date hereof (the "Custodian Agreement") between each of the Shareholders (as defined herein) and the Custodian, and each of Abraham D. Gosman and Michael J. Bohnen, not in their individual capacities but solely as Trustees under the Gosman CareMatrix Trust (the "Trust") and that certain group of officers of the Company and other individuals set forth on the Exhibit C hereto (the "Officers and Others Group"). The Custodian is referred to herein as the "Lender". Mr. Gosman and the Officers and Others Group are collectively referred to herein as the "Shareholders". CareMatrix Corporation, a Delaware corporation (the "Company"), hereby confirms its agreement with you as follows:

        1. SHELF REGISTRATION. The Company shall, as promptly as practicable after the execution of this agreement but in no event later than October 30, 1997, file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") of the Company under the Securities Act of 1933, as amended (the "1933 Act"), covering, among other things, the sale by Borrower of shares of common stock of the Company ("Common Stock") that are Loaned Securities ("Loaned Company Stock"). The Company shall use its all commercially reasonable efforts to cause the Commission to declare the registration statement effective as promptly as practicable and in any event not later than 45 days following the filing thereof.

        "Loaned Security" shall mean any share of Common Stock delivered as a Loan under the Securities Loan Agreement until the Clearing Organization credits Lender's accounts or the certificate for such share (or an identical share) is delivered or otherwise accepted back under such Securities Loan Agreement or until the share is replaced by purchase of an identical security, except that, if any new or different security shall be exchanged for any Loaned Security by reorganization, recapitalization or merger of the issuer of such Loaned Security, such new or different security shall, effective upon such exchange, be deemed to become a Loaned Security in substitution for the former Loaned Security for which such exchange was made. For purposes of the return of Loaned Securities by Borrower or the purchase or sale of securities pursuant to Section 13 of the Securities Loan Agreement, such term shall include securities of the same issuer, class and quantity of Loaned Securities, as adjusted pursuant to the preceding sentence. Notwithstanding the foregoing, any non-cash property deemed added to the Loaned Securities pursuant to Section 7.2 of the Securities Loan Agreement shall be deemed Loaned Securities until delivered to Lender upon termination of the Loan thereof.

        (b) The Company shall use its all commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus constituting a part thereof (the "Prospectus") to be usable by Borrower, or any person to whom Borrower lends Loaned Company Stock (Borrower or any such person being referred to herein as a "Holder"), in connection with any public offering and sale of Loaned Company Stock.

        (c) The Company shall be deemed not to have used all commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if the Company voluntarily takes any action that would result in Borrower not being able to offer and sell any Loaned Borrowed Stock during that period, unless (i) such action is required by applicable law, (ii) upon the occurrence of any event contemplated by Section 2(c)(v) below, and such action is taken by the Company in good faith and for valid business reasons or (iii) the continued effectiveness of the Shelf Registration Statement would require the Company to disclose a material financing, acquisition or other corporate development, and the proper officers of the Company shall have determined in good faith that such disclosure is not in the Company's best interests or the best interests of its stockholders, and, in the case of clause (ii) above, the Company thereafter promptly complies with the requirements of Section 2(h) below.

        2. REGISTRATION PROCEDURES. In connection with any Shelf Registration Statement, the following provisions shall apply:

        (a) The Company shall furnish to Borrower, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement and each amendment thereto and each supplement, if any, to the Prospectus included therein and of each report or other document incorporated therein by reference) and shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as Borrower reasonably may propose.

        (b) Notwithstanding any other provision hereof, the Company shall take such action as may be necessary so that (i) any Shelf Registration Statement, and any amendment thereto, and any Prospectus forming a part thereof, and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the 1933 Act and the 1934 Act and the respective rules and regulations thereunder,
(ii) any Shelf Registration Statement, and any amendment thereto, does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming a part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be responsible for the correctness of any information contained in the Shelf Registration Statement or the Prospectus or any amendment or supplement thereto provided to the Company in writing by Borrower specifically for inclusion therein.

        (c) The Company shall advise Borrower, and, if requested by Borrower, confirm such advice in writing:

          (i) when the Shelf Registration Statement or any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any amendment thereto has become effective;

          (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement, the Prospectus, or each report or other document incorporated by reference therein, or for additional information;

          (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or any amendments thereto or the initiation of any proceedings for that purpose;

          (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Loaned Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

          (v) of the happening of any event that requires the making of any changes in the Shelf Registration Statement or any amendment thereto or each supplement, if any, to the Prospectus forming a part thereof in order to make the statements therein not misleading.

        (d) The Company will make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible time.

        (e) The Company will furnish to Borrower, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, any report or document incorporated by reference therein, including financial statements and schedules, and, if Borrower so requests in writing, all exhibits (including those incorporated by reference).

        (f) The Company will deliver to Borrower, without charge, as many copies of the Prospectus and any amendment or supplement thereto as Borrower may reasonably request;

and will consent to the use of the Prospectus or any amendment or supplement thereto by Borrower in connection with the offering and sale of the Loaned Company Stock.

        (g) The Company will register or qualify or cooperate with Borrower in connection with the registration or qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions as Borrower reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Loaned Company Stock; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

        (h) Upon the occurrence of any event contemplated by Section 2(c)(v) above, the Company will promptly prepare a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the Prospectus forming a part thereof or any document or report incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Loaned Company Stock, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (i) The Company shall instruct Borrower to immediately suspend its use of the Prospectus if (i) the Commission has issued a stop order suspending the effectiveness of the Shelf Registration Statement, (ii) an event contemplated by
Section 2(c)(v) above has occurred or (iii) the Board of Directors of the Company, on the advice of its counsel, reasonably concludes that it is inadvisable as a matter of the federal securities laws that the Prospectus continue to be used. Such an instruction shall be given by facsimile transmission, with receipt confirmed telephonically. Such an instruction shall be deemed received (A) if receipt by each required recipient is telephonically confirmed between the hours of 7:30 a.m. and 4:30 p.m. on any Business Day, two hours after the last such confirmation is obtained or (B) otherwise, upon the next opening of business of the American Stock Exchange following the time the last such confirmation is made.

        3. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify, contribute to and hold harmless Borrower and each person, if any, who controls Borrower within the meaning of Section 15 of the 1933 Act as follows:

          (1) against any and all loss, liability, claim, damage, expense and judgment whatsoever ("Loss"), as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement (or any amendment thereto or any information document or report incorporated by reference therein), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto or any information document or report incorporated by reference therein) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (2) against any and all loss, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

          (3) against any and all expense whatsoever, as incurred, reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (A) or (B) above;

        provided, however, that the provisions of this Section 3 shall not apply to any Loss to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by Borrower expressly for use in the Shelf Registration Statement (or amendment thereto) or the Prospectus.

        (b) The Company agrees to indemnify and hold harmless Borrower against any and all Loss, as incurred, following receipt by Borrower of a written instruction from the Company to cease using the Prospectus, to the extent such Loss arises out of Borrower's inability to deliver Loaned Company Stock upon settlement of trades entered into prior to receipt by Borrower of such instruction. The Company shall not be required under this Section 3(b) to indemnify Borrower for any Loss to the extent such Loss arises out of (1) Borrower's inability to deliver Loaned Company Stock upon settlement of trades entered into after receipt by Borrower of such instruction, (2) the bad faith or gross negligence of Borrower or (3) Borrower's failure to take reasonable steps to mitigate its Loss.

        (c) Each indemnified party shall give notice as promptly as reasonably practicable to the Company of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the Company shall not relieve the Company from any liability which it may have otherwise than on account of the indemnity agreement. The Company may participate at its own expense in the defense of any such action.

        (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Sections 3(a),
(b) and (c) above is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and Borrower shall contribute to the aggregate Losses of the nature contemplated by said indemnity agreement incurred by the Company and Borrower, as incurred, in such proportions as is appropriate to reflect the relative fault of the Company, on the one hand, and Borrower, on the other hand, in connection with the statements or omissions that resulted in such Losses, determined by reference to whether any alleged untrue statement or omission related to information provided by the Company, on the one hand, or Borrower, on the other hand; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 3(d), each person, if any, who controls Borrower within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as Borrower.

        4. OBLIGATIONS OF THE COMPANY. (a) On the date which the Shelf Registration Statement is declared effective, the Company shall deliver to
Borrower:

          (1) The opinion of Nutter, McClennen & Fish, LLP, special counsel for the Company, in form and substance reasonably satisfactory to Borrower, to the effect that:

               (i) The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware, with the corporate power and authority to own or lease its properties and to conduct its business as described in the Shelf Registration Statement; and the Company is duly qualified to do business and in good standing as a foreign corporation in all other jurisdictions where its ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to be duly qualified or to be in good standing would not have a material adverse effect on the Company and its subsidiaries considered as a whole;

               (ii) Such counsel has been advised by the Commission that the Shelf Registration Statement became effective under the 1933 Act as of the date and time specified in such opinion, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Shelf Registration Statement has been issued by the Commission and no proceeding for that purpose is pending or threatened by the Commission;

               (iii) At the time the Shelf Registration Statement became effective and at the date of such opinion, the Shelf Registration Statement (other than the financial statements, financial statement schedules and other financial and statistical data included or incorporated by reference therein, as to which no opinion need be rendered and that no opinion need be rendered with respect to the incorporated documents complying as to form to the 1934 Act.) appeared on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the regulations thereunder;

               (iv) Mr. Gosman, as Trustee, is the duly authorized Trustee for the Trust and in such capacity as Trustee, has full power and authority to enter into the Securities Loan Agreement and to perform any obligations thereunder and to lend the shares of Company Common Stock held by the Trust in accordance with the terms of this Agreement;

               (v) Each document filed pursuant to the 1934 Act (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) that was incorporated by reference into the Shelf Registration Statement when it was declared effective on its face is appropriately responsive in all material respects to the requirements of the 1934 Act and the regulations thereunder;

               (vi) Each of the Company's subsidiaries has been duly organized and is validly existing and in good standing as a corporation under the laws of its jurisdiction of organization, with the corporate power and authority to own or lease its properties and to conduct its businesses as described in the Shelf Registration Statement; and each of the Company's subsidiaries is duly qualified to do business and in good standing as a foreign corporation in all jurisdictions where its ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to be duly qualified or to be in good standing would not have a material adverse effect on the Company and its subsidiaries considered as a whole;

               (vii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any subsidiary is a party or of which any property of the Company is the subject, which individually or in the aggregate are material; and to the best of such counsel's knowledge no such proceedings are threatened by governmental authorities or others;

               (viii) The information in the Company's most recent Annual Report on Form 10-K under the caption "Business--Legal Proceedings", to the extent that it purports to summarize matters of law or legal conclusions, has been reviewed by such counsel and fairly summarizes the matters described therein in all material respects;

               (ix) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required by the securities or Blue Sky laws of any jurisdiction;

               (x) The descriptions in the Shelf Registration Statement of statutes, legal and governmental proceedings or contracts and other documents are fair summaries thereof and fairly present the information required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Shelf Registration Statement that are not so described;

               (xi) The Company has corporate power and authority to enter into this Agreement; and

               (xii) This Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by Borrower, is a valid and binding agreement of the Company enforceable in accordance with its respective terms, except insofar as the indemnification, contribution and waiver provisions thereof may be limited by applicable law, equitable principles or public policy and except with respect to all such agreements, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable principles.

          In addition, such counsel shall state that such counsel has participated in conferences with officials and other representatives of the Company and the independent certified public accountants of the Company, at which such conferences the contents of the Shelf Registration Statement and the Prospectus and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Shelf Registration Statement and the Prospectus, nothing has come to the attention of such counsel which leads them to believe that the Shelf Registration, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel will express no opinion with respect to the financial statements, including supporting schedules and other financial and statistical information derived therefrom).

          (2) A certificate of the Company, signed by the Chief Executive Officer, President or an Executive Vice President of the Company and the chief financial or chief accounting officer of the Company, dated as of the effective date of the Shelf Registration

     Statement, to the effect that (i) from the date of the most recent financial information filed with the Commission as of such effective date of the Shelf Registration Statement there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or its subsidiaries, considered as one enterprise, (ii) the 1934 Act documents, as amended or supplemented to the date of such certificate, do not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iii) no stop order suspending the effectiveness of the Shelf Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

          (3) A letter from Coopers & Lybrand, in form and substances satisfactory to Borrower, to the effect that:

               (i) they are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the Rules and Regulations thereunder;

               (ii) it is their opinion that the financial statements and supporting schedules included in or incorporated by reference in the Shelf Registration Statement as of the time it became effective and covered by their opinions therein complied as to form in all material respects with the applicable accounting requirements of the 1933 Act and the regulations thereunder;

               (iii) based on limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) any unaudited financial statement included in or incorporated by reference in the Shelf Registration Statement as of the time it became effective does not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the regulations thereunder or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in or incorporated by reference in the Shelf Registration Statement as of the time it became effective, (B) at a specified date not more than five days prior to the date of effectiveness of the Shelf Registration Statement, there has been any change in the capital stock of the Company or any increase in the consolidated long-term debt of the Company and its subsidiaries or any decrease in consolidated net current assets or net assets as compared with the amounts shown in the most recent balance sheet included in or incorporated by reference in the Shelf Registration Statement as of the time it became effective or (C) during the period from the most recent balance sheet included in or incorporated by reference in the Shelf Registration Statement as of the time it became effective to a specified date not more than five days prior to the date of effectiveness of the Shelf Registration Statement, there were any decreases, as compared with the corresponding period in the preceding year, in sales, net income or net income per share of the Company and its subsidiaries, except in all instances for changes, increases or decreases which the Shelf Registration Statement or the documents or reports incorporated by reference therein disclose have occurred or may occur; and

               (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information from documents or reports which are included in or incorporated by reference in the Shelf Registration Statement as of the time it became effective and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

        (b) Upon the date the Shelf Registration Statement is declared effective, the favorable opinion of Shearman & Sterling, counsel for Borrower, with respect to such matters as Borrower may request, shall be delivered.

        (c) Upon request by Borrower following the filing by the Company of its Annual Report on Form 10-K or any post-effective amendment to the Shelf Registration Statement or supplement to the Prospectus (as contemplated by Section 2(h) above), the Company shall deliver to Borrower an opinion of counsel (who need not be outside counsel) to the effect of Section 4(a)(1) above, an officer's certificate to the effect of Section 4(a)(2) above and an accountant's letter to the effect of Section 4(a)(3) above; provided, however, that such opinion, certificate or accountant's letter, as the case may be, shall (i) speak of the Shelf Registration Statement as amended by such filing and (ii) with respect to statements referencing the time of effectiveness of the Shelf Registration Statement, shall reference the Shelf Registration Statement both at the time of effectiveness and at the time of such subsequent filing.

        5. REGISTRATION EXPENSES. The Company will bear all expenses incurred in connection with the performance of its obligations under this Agreement

        6. MISCELLANEOUS. (a). The Company has not entered into, nor will the Company on or after the date of this Agreement enter into, any agreement which is inconsistent with the rights granted to Borrower in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to Borrower hereunder do not in any way conflict with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

        (b) The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Borrower; provided no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Section 3 hereof shall be effective as against Borrower unless consented to in writing by Borrower.

        (c) Any request, demand, authorization, notice, waiver, consent, report or communication to a party hereunder shall, unless this Agreement specifically provides otherwise, be in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows or transmitted by facsimile transmission to the following facsimile numbers (or to such address or facsimile number as such party may designate by the notice):

             if to the Company:

                           CareMatrix Corporation
                           197 First Avenue
                           Needham, MA  02194
                           Attention:
                           Facsimile No.:  (617) 433-1073
                           Telephone No.:  (617) 433-1000

             if to Borrower:

                           BancAmerica Robertson Stephens
                           555 California Street
                           San Francisco, California  94104
                           Attention:  Brendan Dyson
                           Facsimile No.:  (415) 693-3557
                           Telephone No.:  (415) 781-9700
        with copies in the case of any notice, advice or instruction under
        Section 2 to:

                           Shearman & Sterling
                           599 Lexington Avenue
                           New York, NY  10022
                           Attention:  Linda Quinn
                           Facsimile No.:  (212) 848-7179
                           Telephone No.:  (212) 848-8747

                           and to:

                           Nutter, McClennen & Fish, LLP
                           One International Place
                           Boston, MA  02110-2699
                           Attention:  Michael J. Bohnen
                           Facsimile No.:  (212) 439-2000
                           Telephone No.:  (212) 973-9748

        Any request, demand, authorization, notice, waiver, consent, report or communication hereunder shall be deemed given when actually received, except that any request, demand, authorization, notice waiver, consent, report or communication actually received on a day that is not a Business Day or after business hours on a Business Day shall be deemed given and received on the next succeeding Business Day.

        (d) This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        (e) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        (f) This Agreement shall be governed and construed in accordance with the internal laws of the State of New York.


        (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                      CAREMATRIX CORPORATION


                                      By: /s/ Robert M. Kaufman
                                          ----------------------------
                                          Name:  Robert M. Kaufman
                                          Title: Chief Executive Officer





Confirmed and accepted as of
the date first above written:

BANCAMERICA ROBERTSON STEPHENS


By: /s/ Neil J. Sandler
    ----------------------------
    Name:  Neil J. Sandler
    Title: Managing Director